EXHIBIT 99.A
EL PASO CORPORATION
LETTER OF TRANSMITTAL
FOR
TENDER OF ALL OUTSTANDING
OLD NOTES OF THE SERIES SPECIFIED BELOW
IN EXCHANGE FOR
THE CORRESPONDING SERIES OF NEW NOTES, WHICH
HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

Old Notes to be Exchanged	CUSIP Nos.		New Notes

Category A
7 1/2 % Senior Notes due 2006	28336L AL 3	U53248 AD 9	7 1/2 % Senior Notes due 2006
6.50% Senior Notes due 2008	28336L AN 9	U53248 AE 7	6.50% Senior Notes due 2008
7.625% Senior Notes due 2008	28336L AQ 2	U53248 AF 4	7.625% Senior Notes due 2008
6.375% Senior Notes due 2009	28336L AS 8	U53248 AG 2	6.375% Senior Notes due 2009
7.75% Senior Notes due 2010	28336L AU 3	U53248 AH 0	7.75% Senior Notes due 2010
10 3/4 % Senior Notes due 2010	28336L AW 9	U53248 AJ 6	10 3/4 % Senior Notes due 2010
9 5/8 % Senior Notes due 2012	28336L AY 5	U53248 AK 3	9 5/8 % Senior Notes due 2012
6.70% Senior Notes due 2027	28336L BA 6	U53248 AL 1	6.70% Senior Notes due 2027
6.95% Senior Notes due 2028	28336L BC 2	U53248 AM 9	6.95% Senior Notes due 2028
7.75% Senior Notes due 2032	28336L BJ 7	U53248 AQ 0	7.750% Medium Term Notes
7.42% Senior Notes due 2037	28336L BG 3	U53248 AP 2	7.42% Senior Notes due 2037
Category B
7 1/2 % Notes due 2006	190441 BE 4		7 1/2 % Senior Notes due 2006
6.50% Senior Debentures due June 1, 2008	190441 AV 7		6.50% Senior Notes due 2008
7.625% Notes due 2008	190441 BF 1		7.625% Senior Notes due 2008
6.375% Senior Debentures due February 1, 2009	190441 AX 3		6.375% Senior Notes due 2009
7.75% Notes due 2010	190441 BC 8		7.75% Senior Notes due 2010
10 3/4 % Senior Debentures due October 1, 2010	190441 AK 1		10 3/4 % Senior Notes due 2010
9 5/8 % Senior Debentures due May 15, 2012	190441 AP 0		9 5/8 % Senior Notes due 2012
6.70% Senior Debentures due February 15, 2027	190441 AS 4		6.70% Senior Notes due 2027
6.95% Senior Debentures due June 1, 2028	190441 AW 5		6.95% Senior Notes due 2028
7.75% Senior Debentures due October 15, 2035	190441 AR 6		7.750% Medium Term Notes
7.42% Senior Debentures due February 15, 2037	190441 AT 2		7.42% Senior Notes due 2037

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFERS
MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
Deliver to the Exchange Agent:
HSBC Bank USA, National Association

By Regular Mail:	By Registered or Certified Mail or Overnight Courier:	By Hand in New York:
HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409	HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409	HSBC Bank USA, National Association Corporate Trust & Loan Agency 2 Hanson Place, 14th Floor Brooklyn, NY 11217-1409
By Facsimile Transmission:
(for Eligible Institutions Only)
Fax: (718) 488-4488
Confirm by Telephone: (718) 488-4475
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the prospectus dated                     , 2006 (the “Prospectus”) of El Paso Corporation, a Delaware corporation (“El Paso Corporation”), and this letter of transmittal, which together describe the offers of El Paso Corporation (each an “Exchange Offer” and collectively, the “Exchange Offers”) to exchange each properly tendered and accepted note (each an “Old Note” and collectively, the “Old Notes”) of a series listed in the far left-hand column of the table set forth on the cover page of this letter of transmittal for a new note (each a “New Note” and collectively, the “New Notes”) of the corresponding series listed in the far right-hand column of such table, which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the Prospectus is a part, to be issued by El Paso Corporation in a principal amount equal to the principal amount of such tendered Old Note. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.
      El Paso Corporation reserves the right, at any time or from time to time, to extend any Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which such Exchange Offer is extended. El Paso Corporation shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release to the Dow Jones News Service prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled Expiration Date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.
      This letter of transmittal is to be used by a holder of Old Notes if (i) Old Notes are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offers — Procedures for Tendering Old Notes.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this letter of transmittal. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this letter of transmittal to the exchange agent on or prior to the Expiration Date of the applicable Exchange Offer, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offers — Procedures for Tendering Old Notes — Guaranteed Delivery.” See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
      The term “holder” with respect to the Exchange Offers means any person in whose name Old Notes are registered on the books of El Paso Corporation or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety.
      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
      THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the Old Notes to which this letter of transmittal relates. If the space below is inadequate, list the registered numbers, series titles and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF OLD NOTES TENDERED

Tendered Old Note(s)
Name(s) And Address(es) of Registered Holder(s)
Exactly as Name(s) Appear(s) on Old Notes		Total Principal	Principal Amount
(Including Certificate Number(s)*)	Title of Series	Amount Held	Tendered**

* The certificate number need not be provided by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders will be accepted only in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:
Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Subject to the terms and conditions of the Exchange Offers, the undersigned hereby tenders to El Paso Corporation for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to El Paso Corporation all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of El Paso Corporation in connection with the Exchange Offers) with respect to the tendered Old Notes with full power of substitution to:

•	deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to El Paso Corporation and deliver all accompanying evidences of transfer and authenticity, and

•	present such Old Notes for transfer on the books of El Paso Corporation and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that El Paso Corporation will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by El Paso Corporation.
      The undersigned acknowledge(s) that the Exchange Offers are being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the “Morgan Stanley Letter”) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from El Paso Corporation to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of El Paso Corporation within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represent(s) to El Paso Corporation that:

•	any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes;

•	the undersigned is not participating in, and has no arrangement or understanding with any person or entity to participate in, the distribution of New Notes; and

•	neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of El Paso Corporation or a broker-dealer tendering Old Notes acquired directly from El Paso Corporation for resale pursuant to Rule 144A or any other available exemption under the Securities Act.

      If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offers for the purpose of distributing the New Notes:

•	the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by El Paso Corporation.
      The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or El Paso Corporation to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.
      El Paso Corporation has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the date of acceptance of Old Notes for exchange, it will make the Prospectus, as amended or supplemented from time to time, available to any participating broker-dealer for use in connection with resales of the New Notes. Each participating broker-dealer, by tendering Old Notes and executing this letter of transmittal, or delivering an agent’s message (as defined in the Prospectus) instead of this letter of transmittal, agrees that, upon receipt of notice from El Paso Corporation of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the participating broker-dealer will suspend the sale of New Notes under the Prospectus. Each participating broker-dealer further agrees that, upon receipt of a notice from El Paso Corporation to suspend the sale of New Notes as provided above, the participating broker-dealer will suspend resales of the New Notes until (1) El Paso Corporation has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or (2) El Paso Corporation has given notice that the sale of the New Notes may be resumed, as the case may be. If El Paso Corporation gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which El Paso Corporation has given notice that the sale of New Notes may be resumed, as the case may be.
      For purposes of the Exchange Offers, El Paso Corporation shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if El Paso Corporation gives oral or written notice thereof to the exchange agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offers for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date of the applicable Exchange Offer.
      All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

      The undersigned acknowledges that the acceptance of properly tendered Old Notes by El Paso Corporation pursuant to the procedures described under the caption “The Exchange Offers — Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and El Paso Corporation upon the terms and subject to the conditions of the Exchange Offers.
      Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that El Paso Corporation has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if El Paso Corporation does not accept for exchange any of the Old Notes so tendered for exchange.

☐	Check this box if your certificate(s) has been lost, stolen, misplaced or mutilated. See Instructions 5 and 12 on the reverse side of this form.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 6)
      To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue New Notes and/or Old Notes to:
Name:

(Please Print or Type)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(Please also complete Substitute Form W-9)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to DTC account number set forth below:
DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 6)
      To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.
Mail or deliver New Notes and/or Old Notes to:
Name:

(Please Print or Type)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE
BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of Old Notes
X

X

Dated: ______________________________ , 2006
(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by El Paso Corporation, submit evidence satisfactory to El Paso Corporation of such person’s authority so to act.
See Instruction 5 regarding the completion of this letter of transmittal, printed below.)
Name:

(Please Print or Type)
Capacity:

Address:

(Include Zip Code)
Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 5.
Certain signatures must be guaranteed by an eligible institution.
Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)
Dated: ______________________________ , 2006

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
      1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Old Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus) in lieu thereof, and any other documents required by this letter of transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date of the applicable Exchange Offer. The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the Expiration Date of the applicable Exchange Offer. No letter of transmittal or Old Notes should be sent to El Paso Corporation.
      2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date of the applicable Exchange Offer or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent’s message (as defined in the Prospectus), must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:

•	such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “eligible institution”);

•	on or prior to the Expiration Date of the applicable Exchange Offer, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the applicable Expiration Date, this letter of transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the eligible institution with the exchange agent; and

•	this letter of transmittal (or facsimile hereof) with any required signature guarantees, together with the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent three New York Stock Exchange trading days after the applicable Expiration Date.
Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the applicable Exchange Offer. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.
See “The Exchange Offers — Procedures for Tendering Old Notes — Guaranteed Delivery” section of the Prospectus.
      3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offers. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

      4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the far right-hand column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal, promptly after the Old Notes are accepted for exchange.
      5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.
      If this letter of transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.
      If this letter of transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.
      If this letter of transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by El Paso Corporation, evidence satisfactory to El Paso Corporation of their authority to act must be submitted with this letter of transmittal.
      Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.
      No signature guarantee is required if:

•	this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in one of the book-entry transfer facilities, deposited to such participant’s account at the book-entry transfer facility) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Old Notes are tendered for the account of an eligible institution.
      In all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an eligible institution.
      6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.
      7. Transfer Taxes. El Paso Corporation will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offers. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to El Paso Corporation or its order pursuant to the Exchange Offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder prior to the issuance of the New Notes or delivery or registering of the Old Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.
      EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.
      8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide El Paso Corporation (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If El Paso Corporation is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
      If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.
      El Paso Corporation reserves the right in its sole discretion to take whatever steps are necessary to comply with El Paso Corporation’ obligations regarding backup withholding.
      9. Validity of Tenders. All questions as to the form of all documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by El Paso Corporation in its sole discretion, which determination will be final and binding. El Paso Corporation reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of El Paso Corporation or its counsel, be unlawful. El Paso Corporation also reserves the absolute right to waive any conditions of the Exchange Offers or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by El Paso Corporation of the Exchange Offers (which includes this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as El Paso Corporation shall determine. El Paso Corporation will not consider the tender of Old Notes to have been validly made until all defects and irregularities have been waived or cured. Neither El Paso Corporation, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.
      10. Waiver of Conditions. El Paso Corporation reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.
      11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this letter of transmittal will be accepted.

      12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.
      13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.
      14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal of Tenders.”
IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE APPLICABLE EXPIRATION DATE.

PAYER’S NAME: HSBC Bank USA, National Association

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service
Part 2 — Exempt Payee
Please mark the box at right if you are exempt from backup withholding. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.
☐ Exempt from backup withholding

Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part 3 — Certification
Under penalty of perjury I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
SIGNATURE DATE
NAME
(Please Print)
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9
PAYER’S NAME: HSBC Bank USA, National Association
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.